UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 4, 2005
(Date of Earliest Event Reported: August 30, 2005)
El Paso Production Holding Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-106586 (Commission File Number)	76-0659544 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 420-2600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Interim Unaudited Consolidated Financial Statements
Audited Consolidated Financial Statements
Audited Consolidated Financial Statements

     On August 31, 2005, El Paso Production Holding Company (“EPPH”) acquired Medicine Bow Energy Corporation (“Medicine Bow”), a privately held, independent exploration and production company based in Denver, Colorado for approximately $851 million of total cash consideration. Of this amount, we paid $814 million for the interests acquired, $23 million to repay Medicine Bow indebtedness and $14 million for advisor fees and other costs. The acquisition included proved reserves in the Rocky Mountains and East Texas held directly by Medicine Bow and a 43.1% ownership of Four Star Oil & Gas Company (“Four Star”), an unconsolidated affiliate of Medicine Bow.
     On September 2, 2005, EPPH filed a Current Report on Form 8-K (the “Report”) stating that the required historical financial statements and other financial information with respect to Medicine Bow and the required pro forma financial information with respect to the acquisition would be filed by an amendment to that Report. This Report replaces Item 9.01 of that filing:
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
     The following information is included as an exhibit to this report as noted in (c) below:
1.	Medicine Bow’s interim unaudited consolidated financial statements as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004 (see Exhibit 99.A);
2.	Medicine Bow’s audited consolidated financial statements as of and for the year ended December 31, 2004 and related notes to the financial statements (see Exhibit 99.B); and
3.	Four Star’s audited consolidated financial statements as of and for the year ended December 31, 2004 and related notes to the financial statements (see Exhibit 99.C).
(b) Unaudited pro forma financial statements.
     The following unaudited pro forma combined condensed financial statements reflect the combination of the historical consolidated balance sheet and income statements of EPPH and Medicine Bow, adjusted for certain effects of the acquisition and related funding.
El Paso Production Holding Company Unaudited Pro Forma Combined Condensed Statements of Income	A-2
El Paso Production Holding Company Unaudited Pro Forma Combined Condensed Balance Sheet	A-3
Notes to Unaudited Pro Forma Combined Condensed Financial Statements	A-4
Unaudited Pro Forma Combined Supplemental Oil and Gas Disclosures	A-5
(c) Exhibits

99.A	Medicine Bow Energy Corporation Interim Unaudited Consolidated Financial Statements as of June 30, 2005

99.B	Medicine Bow Energy Corporation Audited Consolidated Financial Statements as of December 31, 2004

99.C	Four Star Oil & Gas Company Audited Consolidated Financial Statements as of December 31, 2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

EL PASO PRODUCTION HOLDING COMPANY

By: /s/ GENE T. WAGUESPACK

Gene T. Waguespack
Senior Vice President, Chief Financial Officer, Treasurer and Controller
(Principal Financial and Accounting Officer)
Date: November 4, 2005

EL PASO PRODUCTION HOLDING COMPANY
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
On August 31, 2005, El Paso Production Holding Company (“EPPH”) acquired Medicine Bow Energy Corporation (“Medicine Bow”), a privately held, independent exploration and production company based in Denver, Colorado for approximately $851 million of total cash consideration. Of this amount, we paid $814 million for the equity interests acquired, $23 million to repay Medicine Bow indebtedness and $14 million for advisor fees and other costs. The acquisition included proved reserves in the Rocky Mountains and East Texas held directly by Medicine Bow as well as a 43.1% ownership of Four Star Oil & Gas Company (“Four Star”), an unconsolidated affiliate of Medicine Bow. The purchase was financed with $58 million from cash on hand, $257 million from a repayment of a note from El Paso Corporation, our parent, a $41 million capital contribution from our parent and $495 million of proceeds, net of issuance costs, from a new $500 million five-year bank credit facility with an interest rate of LIBOR plus 1.875%. The new bank credit facility is collateralized by existing EPPH properties located in Vermejo Ranch in New Mexico and Colorado, Holly Field in Louisiana, Minden Field in Texas and some of our Coal Bed Methane properties in Alabama.
The summary unaudited pro forma combined condensed financial information reflects the combination of the historical consolidated balance sheet and income statements of EPPH and Medicine Bow, adjusted for certain effects of the acquisition and related funding.
The unaudited pro forma balance sheet as of June 30, 2005, assumes the acquisition and related funding occurred on the balance sheet date. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2005, and twelve months ended December 31, 2004 assume the acquisition of Medicine Bow and related funding occurred on January 1, 2004. This information should be read in conjunction with our historical consolidated financial statements in our 2004 Annual Report on Form 10-K, our 2005 Quarterly Reports on Form 10-Q and the historical consolidated financial statements of Medicine Bow included in this report.
These pro forma results should not be construed to be indicative of future results or results that actually would have occurred had the transactions occurred at the dates presented. In addition, the pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not assumed any cost savings or synergies that might occur related to these transactions.

EL PASO PRODUCTION HOLDING COMPANY
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
(In millions)

	Six Months Ended June 30, 2005
	EPPH	Medicine Bow	Pro forma		Pro forma
	Historical	Historical	Adjustments		Combined
Operating revenues	$356	$28	$—		$384

Operating expenses
Cost of sales	18	—			18
Operation and maintenance	95	10	(1	)(a)	104
Depreciation, depletion and amortization	174	7	(7	)(a)	184
			10	(a)
Taxes other than income	19	2			21

Total operating expenses	306	19	2		327

Operating income	50	9	(2)		57
Earnings from unconsolidated affiliates	—	25	5	(b)	1
			(29	)(b)
Other income, net	1	—			1
Affiliated interest income	7	—	(5	)(c)	2
Interest expense	(38)	—	(11	)(d)	(49)

Income before income taxes	20	34	(42)		12
Income taxes	(8)	—	18	(e)	10

Net income	$12	$34	$(24)		$22

	Year Ended December 31, 2004
	EPPH	Medicine Bow	Pro forma		Pro forma
	Historical	Historical	Adjustments		Combined
Operating revenues	$765	$50	$—		$815

Operating Expenses
Cost of sales	40	—	—		40
Operation and maintenance	182	21	(2	)(a)	201
(Gain) loss on long-lived assets	8	(14)	14	(a)	8
Depreciation, depletion and amortization	326	12	(12	)(a)	346
			20	(a)
Taxes other than income	20	6	—		26

Total operating expenses	576	25	20		621

Operating income	189	25	(20)		194
Earnings from unconsolidated affiliates	—	35	13	(b)	(16)
			(64	)(b)
Other income, net	1	—	—		1
Affiliated interest income	15	—	(6	)(c)	9
Interest expense	(78)	(1)	(19	)(d)	(98)

Income before income taxes	127	59	(96)		90
Income taxes	(49)	(15)	41	(e)	(23)

Net income	$78	$44	$(55)		$67

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

EL PASO PRODUCTION HOLDING COMPANY
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
(In millions)

	As of June 30, 2005
	EPPH	Medicine Bow	Pro forma		Pro forma
	Historical	Historical	Adjustments		Combined
ASSETS
Current assets	$749	$26	$(257	)(f)	$459
			(58	)(f)
			(1	)(f)

Property, plant and equipment, at cost
Natural gas and oil properties
Proved properties-full cost method	7,814	149	(149	)(f)	8,093
			279	(f)
Unevaluated costs excluded from amortization	299	13	(13	)(f)	429
			130	(f)
Other	95	2	(1	)(f)	96

	8,208	164	246		8,618
Less accumulated depreciation, depletion and amortization	5,399	20	(20	)(f)	5,399

Total property, plant and equipment, net	2,809	144	266		3,219

Other assets

Deferred income taxes	20	—	1	(f)	—
			(21	)(g)
Investment in unconsolidated affiliates	6	132	(132	)(f)	801
			795	(f)
Other	58	—	5	(f)	63

	84	132	648		864

Total assets	$3,642	$302	$598		$4,542

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities	$577	$17	$(1	)(f)	$593

Long-term debt	1,200	9	500	(f)	1,700
			(9	)(f)

Other
Liabilities from price risk management activities	261	1	(1	)(f)	261
Deferred income taxes	—	15	348	(f)	342
			(21	)(g)
Other	85	1	—		86

	346	17	326		689

Mandatorily redeemable convertible preferred stock	—	23	(23)		—
Stockholder’s equity
Common Stock	—	—			—
Additional paid-in-capital	1,780	158	(158	)(f)	1,821
			41	(f)
Retained earnings	121	82	(82	)(f)	121
Accumulated other comprehensive loss	(382)	(4)	4	(f)	(382)

Total stockholder’s equity	1,519	236	(195)		1,560

Total liabilities and stockholder’s equity	$3,642	$302	$598		$4,542

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

EL PASO PRODUCTION HOLDING COMPANY
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
The unaudited pro forma statements of income include adjustments as follows:
(a)	To adjust historical balances of Medicine Bow previously accounted for under the successful efforts method of accounting for natural gas and oil properties to the full cost method used by El Paso related to:
—	Eliminating geological, geophysical, and dry hole expenses recorded in operation and maintenance expense as such expenses are capitalized under the full cost method of accounting

—	Eliminating the gain on the sale of natural gas and oil properties recorded in gain (loss) on long-lived assets as this gain would not be recognized under the full cost method of accounting

—	Reversing historical depreciation and recording depreciation, depletion, and amortization expense under the full cost method of accounting based on the preliminary purchase price allocation to depreciable and depletable assets
(b)	Adjusting historical earnings from unconsolidated affiliates. Amounts primarily reflect additional depletion expense on the producing oil and gas properties within our investment in Four Star based on additional value assigned to this investment as a result of our preliminary purchase price allocation. We have also included incremental equity earnings to reflect the acquisition on August 29, 2005, of an additional interest in Four Star by Medicine Bow. Medicine Bow’s interest after acquiring this additional interest was 43.1%.

(c)	To eliminate affiliated interest income based on the repayment of the $257 million note receivable from our parent, El Paso Corporation, used to partially fund the acquisition.

(d)	To eliminate historical Medicine Bow interest expense and record additional interest expense based on the new $500 million credit facility used to partially fund the acquisition, net of the effect of additional interest capitalized on the balance allocated to unevaluated property costs and amortization of debt issuance costs associated with the credit facility. The new credit facility bears interest at LIBOR plus 1.875% which would have been 5.015% at June 30, 2005. A 1/8 % variance in this rate would change interest expense by less than $1 million.
(e)	To record a net tax benefit using an effective rate of 38.1% on all pro forma adjustments except the incremental earnings from unconsolidated affiliates related to Four Star that resulted from the increase in Medicine Bow’s ownership of this investment. Taxes on incremental Four Star earnings were calculated using a rate of approximately 8 percent primarily resulting from using a dividends received deduction.

The unaudited pro forma balance sheet includes the following adjustments:
(f)	To reflect the reversal of Medicine Bow’s historical natural gas and oil property balances and related accumulated depreciation, depletion, and amortization accounted for under the successful efforts method of accounting for oil and gas activities and the reversal of historical equity balances related to Medicine Bow as well as reflect the acquisition, related financing and preliminary allocation of the purchase price based on the purchase method of accounting. Below is the preliminary allocation of the amounts to the assets and liabilities from the acquisition based on our current estimate of their relative fair values:

Purchase price:
Bank credit facility (1)	$495
Cash on hand	58
Repayment of note receivable	257
Contribution from El Paso	41

$851

Preliminary allocation of fair value:
Current Assets	$25
Natural gas and oil properties	279
Unevaluated costs excluded from amortization	130
Investment in unconsolidated affiliates	795
Other property and equipment, net	1
Deferred tax asset	1
Current liabilities	(16)
Asset retirement obligations	(1)
Deferred tax liability	(363)

$851

(1) $500 million credit facility less $5 million debt issuance costs
The purchase price allocation noted above is subject to change based on our analysis of oil and gas properties that we are acquiring. Any future change in the allocation between our consolidated proved and unproved properties of Medicine Bow or the allocation of properties in our unconsolidated investment in Four Star could affect our pro forma net income. Additionally, any change in the allocation of value between Medicine Bow and Four Star could impact our pro forma net income. We do not anticipate any change in the allocation would significantly impact our pro forma net income for the year ended December 31, 2004 or the six months ended June 30, 2005.
(g)	To reflect the net combined pro forma deferred income tax liability.

EL PASO PRODUCTION HOLDING COMPANY
UNAUDITED PRO FORMA COMBINED SUPPLEMENTAL OIL AND GAS DISCLOSURES
     The following pro forma estimated reserve quantities show the effect of the acquisition as if it had occurred on December 31, 2004.

	EPPH	Medicine Bow	Pro forma	Four Star
	Historical	Historical	Combined	Historical (1)

Proved:
Natural Gas (MMcf)	1,212,307	72,287	1,284,594	145,531
Oil, Condensate and Liquids (MBbls)	12,574	12,246	24,820	7,758
Total (Mmcfe)	1,287,746	145,763	1,433,509	192,079

Proved developed:
Natural Gas (MMcf)	868,357	47,436	915,793	139,776
Oil, Condensate and Liquids (MBbls)	9,928	5,735	15,663	7,715
Total (Mmcfe)	927,919	81,846	1,009,765	186,066
     The following pro forma estimated standardized measure of discounted future net cash flows shows the effect of the acquisition as if it had occurred on December 31, 2004.

	EPPH	Medicine Bow	Pro forma	Four Star
(in millions of dollars)	Historical	Historical	Combined	Historical (1)

Future cash inflows	$7,832	$925	$8,757	$1,120
Future production costs	(2,498)	(247)	(2,745)	(260)
Future development costs	(691)	(43)	(734)	(9)
Future income taxes	(929)	(193)	(1,122)	(306)

Future net cash flows	3,714	442	4,156	545
10% annual discount for estimated timing of cash flows	(1,340)	(220)	(1,560)	(201)

Standardized measure of discounted future net cash flows	$2,374	$222	$2,596	$344

(1)	Four Star is accounted for under the equity method of accounting. Our consolidated reserves and estimated standardized measure of discounted future net cash flows do not include our 43.1% proportionate share of Four Star.

EXHIBIT INDEX

Exhibit Number	Description

99.A	Medicine Bow Energy Corporation Interim Unaudited Consolidated Financial Statements as of June 30, 2005

99.B	Medicine Bow Energy Corporation Audited Consolidated Financial Statements as of December 31, 2004

99.C	Four Star Oil & Gas Company Audited Consolidated Financial Statements as of December 31, 2004